PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.	CONTACT:	Donna Granato
	950 Third Avenue, 5th Floor		Director, Finance & Investor Relations
	New York, NY 10022		646-429-1809
dgranato@mdc-partners.com

 MDC PARTNERS INC. REPORTS RECORD RESULTS FOR THE
THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2007

QUARTERLY HIGHLIGHTS:
•	Revenues increased 27.7% to $155.6 million in Q4 2007 vs. $121.8 million in Q4 2006
•	Organic revenue growth was 16.3% for Q4 2007
•	Net new business wins were $9 million for Q4 2007
•	MDC Adjusted EBITDA increased 31.0% to $18.7 million in Q4 2007 vs. $14.3 million in Q4 2006

2007 HIGHLIGHTS:
•	Revenues increased 32.8% to $547.3 million in 2007 vs. $412.2 million in 2006
•	Organic revenue growth was 23.4% for 2007
•	Net new business wins were $66 million in 2007
•	MDC Adjusted EBITDA increased 45.4% to $47.7 million in 2007 vs. $32.8 million in 2006

NEW YORK, NY (February 27, 2008) - MDC Partners Inc. (“MDC Partners” or the “Company”) today announced financial results for the three and twelve months ended December 31, 2007.

Consolidated revenues for the fourth quarter of 2007 were $155.6 million, an increase of 27.7% compared to $121.8 million in the fourth quarter of 2006. MDC Adjusted EBITDA (as defined) for the fourth quarter of 2007 was $18.7 million, an increase of 31.0% compared to $14.3 million in the fourth quarter of 2006.

“We are pleased to report another quarter of double digit organic growth, despite a strong comparable in the fourth quarter of 2006. This growth reflects strong performance amongst all of our business units. We believe that this is a result of a movement of clients to firms who understand digital innovation and how consumers consume influence in a digital economy. We believe our businesses are well positioned to take advantage of this market trend,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

Consolidated revenues for the twelve months ended December 31, 2007 were $547.3 million, an increase of 32.8% compared to $412.2 million in 2006. MDC Adjusted EBITDA (as defined) was $47.7 million in 2007, an increase of 45.4% compared with $32.8 million in 2006.

Adjusted cash earnings per share (as defined) from continuing operations in 2007 was $1.40 compared with $1.04 in 2006. Adjusted free cash flow in 2007 was $18.2 million compared with $1.4 million in 2006.

“Our year end results and robust new business momentum reflect our continued investment in the fastest growing aspects of marketing services. We believe that the MDC model of empowering talent to do brilliant work that strives to produce the greatest return on marketing investment is ideally suited for further growth and expansion in the years ahead,” said Mr. Nadal.

Conference Call

Management will host a conference call on Thursday, February 28, at 8:30 a.m. (EST) to discuss our results. The conference call will be accessible by dialing 1-416-644-3423 or toll free 1-800-731-5319. An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications solutions and services to clients in North America, Europe and Latin America. Through its partnership of entrepreneurial firms it provides advertising, specialized communications and consulting services to leading brands. MDC Partners’ philosophy emphasizes the utilization of strategy and creativity to drive growth for its clients. “MDC Partners is The Place Where Great Talent Lives”. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as “non-GAAP financial measures.” Management believes that such non-GAAP financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA and MDC Adjusted EBITDA (as defined) for the three and twelve months ended December 31, 2007 and December 31, 2006; (2) presenting Free Cash Flow and Adjusted Free Cash Flow (as defined) for the twelve months ended December 31, 2007 and 2006; and (3) presenting Cash Earnings per Share from Continuing Operations and Adjusted Cash Earnings per Share from Continuing Operations (as defined) for the twelve months ended December 31, 2007 and 2006. Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with effects of national and regional economic conditions;

•	the Company’s ability to attract new clients and retain existing clients;

•	the financial success of the Company’s clients;

•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights;

•	the Company’s ability to retain and attract key employees;

•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

•	foreign currency fluctuations; and

•	risks arising from the Company’s historical option grant practices.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006

Revenue	$155,607	$121,836	$547,319	$412,207

Operating Expenses
Cost of services sold	98,534	66,529	351,851	236,916
Office and general expenses	38,736	33,436	143,207	127,347
Depreciation and amortization	7,809	6,026	29,246	24,162
	145,079	105,991	524,304	388,425

Operating Income	10,528	15,845	23,015	23,782

Other Income (Expenses)
Other income (expense)	712	86	(4,127)	1,860
Interest expense	(4,155)	(2,971)	(13,672)	(11,238)
Interest income	473	90	1,726	540

Income from Continuing Operations Before Income Taxes, Equity in Affiliates and Minority Interests	7,558	13,050	6,942	14,944

Income Taxes	9,017	7,873	5,620	7,120

Income (Loss) from Continuing Operations Before Equity in Affiliates and Minority Interests	(1,459)	5,177	1,322	7,824
Equity in Earnings of Non-consolidated Affiliates	30	(462)	165	168
Minority Interests in Income of Consolidated Entities	(5,692)	(6,619)	(20,565)	(16,715)

Loss From Continuing Operations	(7,121)	(1,904)	(19,078)	(8,723)
Loss from Discontinued Operations	(1,063)	(3,090)	(7,277)	(24,816)
Net Loss	($8,184)	($4,994)	($26,355)	($33,539)

Loss Per Common Share
Basic and Diluted:
Continuing Operations	($0.27)	($0.08)	($0.76)	($0.37)
Discontinued Operations	($0.04)	($0.13)	(0.29)	(1.03)
Net Loss	($0.31)	($0.21)	($1.05)	($1.40)

Weighted Average Number of Common Shares:
Basic	25,998,879	23,934,901	25,000,582	23,875,286
Diluted	25,998,879	23,934,901	25,000,582	23,875,286

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$85,696	$33,824	$36,087	-	$155,607

Operating Income (Loss) as Reported	$9,360	$1,339	$5,294	($5,465)	$10,528

Add:
Depreciation and amortization	5,319	1,729	671	90	7,809
Stock-based compensation	3,678	22	127	1,048	4,875

EBITDA *	18,357	3,090	6,092	(4,327)	23,212

Less: Minority Interests	(3,525)	(53)	(2,114)	-	(5,692)

MDC's Share of EBITDA**	$14,832	$3,037	$3,978	($4,327)	$17,520

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$70,065	$24,170	$27,601	-	$121,836

Operating Income (Loss) as Reported	$16,111	$1,083	$5,490	($6,839)	$15,845

Add:
Depreciation and amortization	3,870	1,573	458	125	6,026
Stock-based compensation	391	6	1	982	1,380

EBITDA*	20,372	2,662	5,949	(5,732)	23,251

Less: Minority Interests	(5,030)	(46)	(1,543)	-	(6,619)

MDC's Share of EBITDA**	$15,342	$2,616	$4,406	($5,732)	$16,632

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total

Revenue	$313,813	$112,958	$120,548	-	$547,319

Operating Income (Loss) as Reported	$29,615	$3,338	$12,468	($22,406)	$23,015

Add:
Depreciation and amortization	20,321	6,488	2,180	257	29,246
Stock-based compensation	5,194	91	489	4,443	10,217

EBITDA *	55,130	9,917	15,137	(17,706)	62,478

Less: Minority Interests	(15,663)	(122)	(4,780)	-	(20,565)

MDC's Share of EBITDA**	$39,467	$9,795	$10,357	($17,706)	$41,913

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total

Revenue	$241,481	$84,917	$85,809	-	$412,207

Operating Income (Loss) as Reported	$34,307	$1,964	$11,857	($24,346)	$23,782

Add:
Depreciation and amortization	17,567	5,003	1,308	284	24,162
Stock-based compensation	1,010	24	2,339	4,988	8,361

EBITDA*	52,884	6,991	15,504	(19,074)	56,305

Less: Minority Interests	(13,077)	(73)	(3,565)	-	(16,715)

MDC's Share of EBITDA**	$39,807	$6,918	$11,939	($19,074)	$39,590

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

MDC's Share of EBITDA*	$14,832	$3,037	$3,978	($4,327)	$17,520

Retention payments and other	875	-	-	303	1,178

MDC Adjusted EBITDA**	$15,707	$3,037	$3,978	($4,024)	$18,698

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended December 31, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

MDC's Share of EBITDA*	$15,342	$2,616	$4,406	($5,732)	$16,632

Consolidation of Equity Affiliates	138	-	237	-	375

Termination of a Liability	(754)	-	-	-	(754)

Reduction of Committed Future Cash Outlay	(1,980)	-	-	-	(1,980)

MDC Adjusted EBITDA**	$12,746	$2,616	$4,643	($5,732)	$14,273

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

SCHEDULE 5

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Twelve Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

MDC's Share of EBITDA**	$39,467	$9,795	$10,357	($17,706)	$41,913

Costs related to CFO change	-	-	-	1,883	1,883

Retention payments and other	3,500	-	-	365	3,865

MDC Adjusted EBITDA**	$42,967	$9,795	$10,357	($15,458)	$47,661

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Twelve Months Ended December 31, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

MDC's Share of EBITDA**	$39,807	$6,918	$11,939	($19,074)	$39,590

Client Termination Payment	(5,250)	-	-	-	(5,250)

Consolidation of Equity Affiliates	947	-	469	-	1,416

Termination of a Liability	(1,015)	-	-	-	(1,015)

Reduction of Committed Future Cash Outlay	(1,980)	-	-	-	(1,980)

MDC Adjusted EBITDA**	$32,509	$6,918	$12,408	($19,074)	$32,761

*	MDC's Share of EBITDA is a non-GAAP measure, and represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, and represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

SCHEDULE 6

MDC PARTNERS INC.
RECONCILIATION OF LOSS FROM CONTINUING
OPERATIONS TO CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Twelve Months Ended December 31,
	2007	2006
Loss from Continuing Operations	($19,078)	($8,723)
Depreciation, Amortization & Deffered Financing Cost Amortization	31,576	27,191
Stock-Based Compensation	10,217	8,361
Non-cash Unrealized Foreign Exchange	7,192	(614)
Deferred tax valuation allowance	1,482	3,038
Cash Earnings	$31,389	$29,253

Diluted Shares (1)	25,001	23,875

Cash EPS	$1.26	$1.23

MDC PARTNERS INC.
RECONCILIATION OF CASH EARNINGS TO
ADJUSTED CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Twelve Months Ended December 31,
	2007	2006

Cash Earnings	$31,389	$29,253
Costs related to CFO change	1,883	-
Retention payments and other	3,865	-
Client termination payment	-	(5,250)
Consolidation of equity affiliates	-	1,416
Termination of a liability	-	(1,691)
Reduction of committed future cash outlay	-	(1,980)
Tax Effect and other charges	(2,186)	3,002
Adjusted Cash Earnings	$34,951	$24,750

Adjusted Cash EPS	$1.40	$1.04

(1) As calculated from the Statement of Operations.

SCHEDULE 7

MDC PARTNERS INC.
FREE CASH FLOW
(US$ in 000s)

	Twelve Months Ended December 31,
(US$ in millions)	2007	2006
Adjusted MDC EBITDA	$47,661	$32,761
Capital Expenditures, net	(14,981)	(22,357)
Cash Taxes	(1,216)	(1,300)
Cash Interest, net	(13,245)	(7,660)

Adjusted Free Cash Flow	$18,219	$1,444

Capital Expenditures (as reported)	20,072	22,398
Reimbursable Capital Expenditures	(5,091)	(41)

Capital Expenditures, net	$14,981	$22,357

SCHEDULE 8

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	December 31,
	2007	2006
Assets
Current Assets:
Cash and cash equivalents	$10,410	$6,591
Accounts receivable, net	135,260	125,744
Expenditures billable to clients	19,409	28,077
Prepaid expenses	5,937	4,816
Other current assets	2,422	1,248
Total Current Assets	173,438	166,476

Fixed assets	47,440	44,425
Investment in affiliates	1,434	2,058
Goodwill	217,726	203,693
Other intangible assets, net	55,399	48,933
Deferred tax assets	9,175	13,332
Other assets	16,086	14,584
Total Assets	$520,698	$493,501

Liabilities and Shareholders' Equity
Current Liabilities:
Bank Debt	$-	$4,910
Revolving credit facility	-	45,000
Accounts payable	65,839	90,588
Accrued and other liabilities	74,668	75,315
Advance billings	50,988	51,804
Current portion of long term debt	1,796	1,177
Deferred acquisition consideration	2,511	2,721
Total Current Liabilities	195,802	271,515

Revolving credit facility	1,901	-
Long-term debt	115,662	5,754
Convertible notes	45,395	38,613
Other liabilities	8,267	5,512
Deferred tax liabilities	819	1,140
Total Liabilities	367,846	322,534

Minority Interests	24,919	46,553

Shareholders' Equity:
Common stock	207,959	184,699
Share capital to be issued	214	-
Additional paid in capital	26,743	26,216
Accumulated deficit	(112,969)	(86,614)
Stock subscription receivable	(357)	(643)
Accumulated other comprehensive income	6,343	756
Total Shareholders' Equity	127,933	124,414

Total Liabilities and Shareholders' Equity	$520,698	$493,501